EXHIBIT T3C.2

                                                                         ANNEX A

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                          FIRST SUPPLEMENTAL INDENTURE

                       DATED AS OF                , 1998

                                     AMONG

                      POLYTAMA INTERNATIONAL FINANCE B.V.
                                   AS ISSUER,

                             P.T. POLYTAMA PROPINDO
                                 AS GUARANTOR,

                                      AND

                              THE BANK OF NEW YORK
                                   AS TRUSTEE

                            ------------------------

             $200,000,000 11 1/4% GUARANTEED SECURED NOTES DUE 2007
                            ------------------------

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                                       A-1

     This FIRST SUPPLEMENTAL INDENTURE, dated as of                     , 1998
(the "First Supplemental Indenture"), to the Indenture (as defined in the first recital) is entered into by and between Polytama International Finance B.V., a private company with limited liability incorporated under the laws of The Netherlands, as issuer (the "Issuer"), P.T. Polytama Propindo, a limited liability company incorporated under the laws of the Republic of Indonesia, as guarantor (the "Company"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). Capitalized terms that are not defined herein shall have the meanings set forth in the Indenture.

     WHEREAS, the Issuer, the Company and the Trustee, are parties to that certain Indenture (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Indenture") dated as of June 1, 1997 pursuant to which the Issuer issued US$200,000,000 in aggregate principal amount of 11 1/4% Guaranteed Secured Notes due 2007.

     WHEREAS, the Issuer and the Company desire to amend certain provisions of the Indenture as more particularly described in Article I herein (the "Amendments");

     WHEREAS, Section 9.02 of the Indenture provides that the Issuer, the Company and the Trustee may amend the Indenture with the written consent of the Holders;

     WHEREAS, 100% of the Holders have duly consented to the Amendments;

     WHEREAS, the conditions set forth in the Indenture for the execution and delivery of the Amendments have been satisfied; and

     WHEREAS, the Issuer, the Company and the Trustee are executing and delivering this First Supplemental Indenture in order to provide for the Amendments;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Company and the Trustee hereby agree as follows:

                                   ARTICLE I

                            AMENDMENTS TO INDENTURE

     SECTION 1.1. Preamble to the Indenture. Paragraph 2 of the Preamble is hereby amended to read in its entirety as follows:

     "Each party agrees as follows for the benefit of the other parties and for the benefit (except as otherwise provided in this Indenture) of the Holders of the Issuer's 11 1/4% Guaranteed Secured Notes Due 2007 (the "Notes", which term shall include the Notes as amended pursuant to the First Supplemental Indenture and any Notes issued thereafter in accordance with this Indenture, as amended by the First Supplemental Indenture)."

     SECTION 1.2. Section 1.01 of the Indenture -- Definitions. Section 1.01 of the Indenture is hereby amended to include the following definitions:

     ""Additional Securities" means additional Securities which may be issued after the Issue Date pursuant to Article 16 of this Indenture (other than in exchange for or in replacement of outstanding Securities). All references herein to "Securities" shall be deemed to include Additional Securities.

     "First Supplemental Indenture" means the First Supplemental Indenture,
dated as of                  , 1998, entered into by and between the Issuer, the
Company and the Trustee.

     "First Supplemental Indenture Effective Date" means the date the First Supplemental Indenture shall have become effective in accordance with the terms thereof."

     SECTION 1.3. Section 2.02. of the Indenture -- Execution and
Authentication. Paragraph 4 of Section 2.02 of the Indenture shall be amended to read as follows:

     "Section 2.02. Execution and Authentication. The Trustee shall authenticate and deliver Securities for original issue in the aggregate principal amount of not more than $200,000,000 (plus the amount of Additional Securities that may be issued pursuant to the terms and conditions stated in Section 1 -- Interest of the Form of Reverse Side of Note due 2007), pursuant to a written order of the Issuer signed by an officer of the Issuer. The order shall specify the amount of Securities to be authenticated and the date on which the original issue of the Securities is to be authenticated. The aggregate principal amount of Securities which may be outstanding at any time may not exceed $200,000,000 (plus the amount of Additional Securities that may be issued pursuant to the terms and conditions stated in Section 1 -- Interest of the Form of Reverse Side of Note due 2007), except as provided in Section 2.07."

     SECTION 1.4. Section 4.04 of the Indenture -- Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries. Paragraph 1 of Section 4.04 of the Indenture is hereby amended to read in its entirety as follows:

     "Section 4.04. Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries. (A) neither the Issuer nor the Company shall permit any Restricted Subsidiary to Incur, directly or indirectly, any Indebtedness or Preferred Stock; provided, however, that the Issuer may Incur Indebtedness pursuant to the issuance of Additional Securities and as permitted pursuant to Section 4.03(a) or Section 4.03(b)."

     SECTION 1.5. Section 4.22 of the Indenture -- Use of Proceeds. Section 4.22 of the Indenture is hereby amended to read in its entirety as follows:

     "Section 4.22. Use of Proceeds. The proceeds to the Issuer from the sale of the Securities (other than Additional Securities) shall be loaned by the Issuer to the Company. The Company shall use such proceeds as set forth in the "Use of Proceeds" section of the final prospectus used in connection with the offer and sale of the Securities, provided however that, with respect to the portion of the proceeds that constitute the Subsidiary Investment Collateral as of the First Supplemental Indenture Effective Date, the Company shall use such proceeds solely for the purposes and in the manner set forth in Article 15."

     SECTION 1.6. Section 10.01 of the Indenture -- Guarantee. Paragraph 1 of
Section 10.01 of the Indenture is hereby amended to read in its entirety as follows:

     "Section 10.01. Guarantee. The Company, as principal obligor and not merely as surety, irrevocably and unconditionally guarantees to each Holder of a Security (including each Additional Security) authenticated and delivered by the Trustee and to the Trustee and its successors and assigns that: (i) principal of, premium, if any, and interest on the Notes (including any Additional Amounts payable in respect thereof) will be promptly paid in full when due, subject to any applicable grace period, whether on the relevant Stated Maturity, on an interest payment date, by acceleration, by call for redemption or upon repurchase or purchase pursuant to Article 3, Sections 4.07, 4.08 or 4.10 or
Article 11 or otherwise and interest on the overdue principal and premium, if any, and purchase price and interest on any interest, to the extent lawful (in each case including interest accruing on or after filing of any petition in bankruptcy or reorganization relating to the Issuer or the Company, whether or not a claim for post filing interest is allowed in such proceeding), on the Notes and all other amounts payable under the Notes and obligations of the Issuer to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed when the same shall become due and payable, whether on the relevant maturity date, upon acceleration, by call for redemption, upon repurchase or purchase pursuant to a Change of Control, any Asset Disposition or Major Collateral Disposition, any repurchase of Notes pursuant to Article 11 or otherwise, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at maturity, on an interest payment date, by acceleration, required repurchase or otherwise. All payments under this Guarantee shall be made in U.S. dollars."

     SECTION 1.7. Section 12.04 of the Indenture -- Disposition of Collateral Without Trustee Consent. Clause (iv) of Section 12.04 of the Indenture is hereby amended to read in its entirety as follows:

     "(iv) withdraw money from the Subsidiary Investment Account pursuant to
Article 15 in order to make the payments permitted thereunder."

     SECTION 1.8. Article 15. There shall be added to the Indenture a new
Article 15 to read in its entirety as follows:

                                  "Article 15

                           Additional Use Of Proceeds

     Section 15.01 Use of Subsidiary Investment Collateral. Notwithstanding any other provision to the contrary in this Indenture, the Collateral Agency Agreement or the Security Documents, the Company hereby agrees as of the First Supplemental Indenture Effective Date, that the Company shall make no further investments in Use of Proceeds Transactions and that the Subsidiary Investment Collateral as of the First Supplemental Indenture Effective Date shall be applied solely for the purposes set forth below.

     (a) Promptly upon receipt by the Trustee of notice from the Issuer or the Company in accordance with Section 15.02(a), the Trustee shall direct the Collateral Agent to transfer proceeds in the Subsidiary Investment Account to be released and used as follows:

          (i) to pay in full to all Holders the interest on the Securities due and payable on June 15, 1998, but without any additional interest as interest on overdue installments of interest pursuant to Section 4.01 of this Indenture, payment of which is waived;

          (ii) to pay in full pursuant to Section 4.01(b) of this Indenture any Withholding Taxes and Additional Amounts that are due and payable in relation to the payment of interest on the Securities due and payable on June 15, 1998; and

          (iii) to pay the fees and expenses of professional advisors and fees and expenses (including the fees and expenses of counsel) of the Trustee incurred in connection with the preparation of the First Supplemental Indenture among the Company, the Issuer and the Trustee, the solicitation of consents in connection therewith and the preparation of the Company's annual report filed with the SEC on Form 20-F for the year ended December 31, 1997, not to exceed the aggregate amount of US$500,000.

     (b) The balance of the proceeds in the Subsidiary Investment Account that have not been used pursuant to (a) above shall be released and used to redeem in part the outstanding principal amount of the Securities at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of such redemption in accordance with the following:

          (i) Promptly upon receipt by the Trustee of notice from the Issuer or the Company in accordance with Section 15.02(b), the Trustee shall direct the Collateral Agent to transfer the balance of the proceeds in the Subsidiary Investment Account that have not been used pursuant to (a) above to the Trustee for retention in a segregated account, which account the Trustee shall establish and maintain at its principal corporate trust office in New York, NY United States of America, in the name of the Trustee on behalf of the Holders, which shall be kept separate from all other accounts and assets of the Issuer and over which the Trustee shall have sole dominion and control, including the sole right of withdrawal.

          (ii) As promptly as possible thereafter, the Trustee shall use the funds in the segregated account to redeem Securities in an amount equal to the amount in such segregated account, less the accrued interest owing to the redemption date and any Withholding Taxes that are payable in relation to such accrued interest.

          (iii) Together with such redemption of Securities, the Trustee shall use the funds remaining in the segregated account for payment of the accrued interest owing to the redemption date and upon compliance with the provisions of Section 15.02(b) shall release to the Issuer the amount of such Withholding Taxes.

          (iv) Securities shall be redeemed on a pro rata basis and the Trustee shall notify in writing the Company and the Issuer of the Securities or portions thereof to be redeemed, provided that, the Securities and any portions thereof redeemed shall be in denominations of US$1000 or whole multiples thereof.

          (v) Following the receipt of notice from the Trustee of the Securities or portions thereof to be redeemed, the Issuer shall provide a notice of redemption containing the information required by Section 3.03 of the Indenture, except that, the consenting Holders have consented to shorten or waive the notice period requirement; in lieu of the information required under clause (6), the notice shall state that the Securities called for redemption are being redeemed pursuant to Article 15 of the Indenture; and the provisions of Sections 3.04, 3.05 and 3.06 shall apply mutatis mutandis, except that the Trustee shall deposit with the Paying Agent money to pay the redemption price and accrued interest.

     Section 15.02 Release of Funds from Subsidiary Investment Account.

     (a) Upon the delivery by the Issuer or the Company to the Trustee of a written notice requesting the release of proceeds from the Subsidiary Investment Account for use for any of the purposes set forth in Section 15.01(a), such notice to be accompanied by an Officer's Certificate that (i) specifies the amount of funds required and the specific payments towards which the funds shall be applied, and (ii) certifies that such funds shall be used solely for the purposes permitted under Section 15.01(a), the Trustee shall be required to direct the Collateral Agent, and to provide any instructions or authorizations required by the Collateral Agent pursuant to the terms of the Collateral Agency Agreement, to release, in the case of Section 15.01(a)(i), to the Trustee the funds from the Subsidiary Investment Account requested pursuant to such written notice for application by the Trustee to the specific payments specified in such written notice and, in the case of Section 15.01(a)(ii) or 15.01(a)(iii), to the Issuer the funds from the Subsidiary Investment Account requested pursuant to such written notice for application by the Issuer to the specific payments specified in such written notice.

     (b) Upon the delivery by the Issuer or the Company to the Trustee of a written notice requesting the release of proceeds from the Subsidiary Investment Account for use of the purposes set forth in Section 15.01(b), such notice to be accompanied by an Officer's Certificate that certifies that funds paid to the Issuer for the Withholding Taxes shall be used solely for such purpose, the Trustee shall be required to direct the Collateral Agent, and to provide any instructions or authorizations required by the Collateral Agent pursuant to the terms of the Collateral Agency Agreement, to release, in the case of Section 15.01(b)(i), to the Trustee the funds from the Subsidiary Investment Account requested pursuant to such written notice for application by the Trustee as specifically provided in Section 15.01(b).

     Section 15.03 Waiver of Overdue Interest. Each Holder hereby waives its right (if any) to overdue interest or interest on interest (if any) with respect to the June 15, 1998 interest payment.

     Section 15.04 Notation on Securities. Upon the First Supplemental Indenture Effective Date and subsequent release and use of proceeds in the Subsidiary Investment Account in accordance with the terms and conditions stated in Section 15.01(b) and 15.02(b) herein (including redemption of Securities), the Trustee, pursuant to Section 9.05, shall request the holder of the Global Security to deliver it to the Trustee, who shall place an appropriate notation on the Security regarding the changed terms and return it to the Holders."

     SECTION 1.9 Article 16. There shall be added to the Indenture a new Article 16 to read in its entirety as follows:

                                  "Article 16

                       Issuance of Additional Securities

     Section 16.01 Procedures for Issuance of Additional Securities. The Issuer shall deliver written irrevocable notice to the Trustee at least ten (10) and not more than (30) Business Days prior to the date of issuance of Additional Securities. Such notice shall be accompanied by a written order of the Issuer, signed by an Officer of the Issuer, to the Trustee to authenticate and deliver the Additional Securities in the amount and on the date specified in such order and otherwise in accordance with the applicable provisions of Article 2.

     Section 16.02 Conditions Precedent to Issuance of Additional
Securities. The option of the Issuer to issue Additional Securities for interest payments due on December 15, 1998, June 15, 1999 and December 15, 1999 may be exercised only if prior to December 1, 1998 the Trustee has received an Opinion of Counsel from counsel to the Company substantially to the effect that (i) the Additional Securities to be issued and each of the Security Documents (and any amendments thereto) have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations against the Issuer and the Company in accordance with their terms; (ii) each of the Security Documents constitutes a valid and perfected (meaning enforceable against third parties) security interest in the secured property to which it is expressed to relate; (iii) the Additional Securities are entitled to the benefit of the security interests created by the Security Documents; (iv) no additional consents or approvals are necessary in connection with the issuance of the Additional Securities nor is such issuance in contravention of any law, decree or governmental order; and (v) the Additional Securities are entitled to the benefit of the Indenture.

     Section 16.03 Authorization. The Trustee is authorized (i) to enter into any amendments, modifications or changes to the Collateral Agency Agreement that may be necessary to give effect to the provisions of the First Supplemental Indenture; and (ii) to instruct the Collateral Agent to enter into any amendments, modifications or changes in the Security Documents necessary for the Additional Securities to be entitled to the benefit of the security interests created thereunder and otherwise to give effect to the provisions of the First Supplemental Indenture."

     SECTION 1.10. Section 1 of Exhibit A to the Indenture -- Form of Reverse Side of Note due 2007, Interest. Section 1 of Exhibit A to the Indenture is hereby amended to read in its entirety as follows:

     "POLYTAMA INTERNATIONAL FINANCE B.V., a closed company with limited liability duly organized and existing under the laws of The Netherlands, with its statutory seat in Rotterdam, The Netherlands (herein referred to as the "Issuer," which term includes its successors and assigns under the Indenture hereinafter referred to), for value received, hereby promises to pay interest (as set forth in the Indenture, such terms include Additional Amounts) on the principal amount of this Security at the rate per annum shown above. The Issuer will pay interest semiannually on June 15 and December 15 of each year. For interest payments due on December 15, 1998 and June 15, 1999, the Issuer may, at its option and subject to Section 16 of the Indenture, make interest payments through the issuance of Additional Securities for the pro rata benefit of the registered Holders of the Securities at the close of business on June 1 or December 1 next preceding interest payment date, in an aggregate principal amount equal to the amount of the interest that would be payable on such interest payment dates at the rate per annum shown above. For the interest payment due on December 15, 1999, the Issuer may, at its option, make this interest payment through the issuance of Additional Securities in an aggregate principal amount equal to the amount of the interest that would be payable on such interest payment date, provided that if the Issuer elects this option interest payable on such interest payment date shall be calculated at a rate per annum of 13% for the period commencing on June 15, 1999 and ending on December 15, 1999. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from June 13, 1997 (or the date of issue in the case of Additional Securities). Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by this Security plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful. If the Issuer elects to make an interest payment through the issuance of Additional Securities as provided above, it must provide the Trustee and the Holders with irrevocable notice of such election at least ten (10) and not more than (30) Business Days prior to the date for such interest payment."

     SECTION 1.11. Section 2 of Exhibit A to the Indenture -- Form of Reverse Side of Note due 2007, Method of Payment. 2 of Exhibit A to the Indenture is hereby amended to read in its entirety as follows:

     "The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of the Securities at the close of business on the June 1 or December 1 next preceding the interest payment date even if the Securities are canceled after the record date and on or before the Interest Payment Date. The Issuer will pay principal and, except as provided in
Section 1, interest in money of the United States of America that, at the time of payment, is legal tender for payment of public and private debts. However, the Issuer may pay principal and, except as provided in Section 1, interest by check payable in such money. Payment of this Security will be made upon surrender or presentation of this Security to a Paying Agent. However, at the option of the Issuer, it may mail an interest check to a Holder's registered address."

                                   ARTICLE II

                               GENERAL PROVISIONS

     SECTION 2.1. Effective Date. This First Supplemental Indenture and the Amendments contained herein shall become effective as of the date first above-written.

     SECTION 2.2. Ratification of Indenture. Except as expressly amended by this First Supplemental Indenture, the Indenture is in all respects hereby acknowledged, ratified and confirmed and shall continue in full force and effect in accordance with the terms thereof. The Indenture and the First Supplemental Indenture shall be read and construed as one and the same instrument.

     SECTION 2.3. Indemnity. The Issuer and the Company shall indemnify the Trustee (and shall be jointly and severally liable therefor) against any and all claims, loss, liabilities or expenses (including attorneys' fees) incurred by it in connection with or arising out of the execution and delivery of the First Supplemental Indenture and the performance of its duties hereunder. The Issuer and the Company need not reimburse the Trustee for any expense, or indemnify the Trustee against, any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence of bad faith.

     SECTION 2.4. Successors. All agreements of the Issuer, the Company and the Trustee in this First Supplemental Indenture shall bind their respective successors and assigns.

     SECTION 2.5. Governing Law. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     SECTION 2.6. Severability. In case any provision of this First Supplemental Indenture shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 2.7. Headings. The Article and Section headings in this First Supplemental Indenture are for convenience only and shall not affect the construction of the First Supplemental Indenture.

     SECTION 2.8. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original but all such counterparts shall together constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                          POLYTAMA INTERNATIONAL FINANCE
                                          B.V., as Issuer,

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          P.T. POLYTAMA PROPINDO, as Guarantor,

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          THE BANK OF NEW YORK, as Trustee,

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged and Consented to by:
THE CHASE MANHATTAN BANK,
as Collateral Agent

By:
    --------------------------------------------------------
    Name:
    Title:

                                                                         ANNEX B

                        COMPARISON OF PROVISIONS OF THE
                             INDENTURE AFFECTED BY THE
                                PROPOSED AMENDMENTS

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
Preamble to the Indenture                          Preamble to the Indenture
     Each party agrees as follows for the               Each party agrees as follows for the
benefit of the other parties and for the           benefit of the other parties and for the
benefit (except as otherwise provided in           benefit (except as otherwise provided in this
this Indenture) of the Holders of the              Indenture) of the Holders of the Issuer's
Issuer's 11 1/4 % Guaranteed Secured Notes         11 1/4 % Guaranteed Secured Notes Due 2007
Due 2007 (the "Notes").                            (the "Notes", which term shall include the
                                                   Notes as amended pursuant to the First
                                                   Supplemental Indenture and any Notes issued
                                                   thereafter in accordance with this
                                                   Indenture, as amended by the First
                                                   Supplemental Indenture).
SECTION 1.01  Definitions                          SECTION 1.01  Definitions
     [None]                                             "Additional Securities" means additional
                                                   Securities which may be issued after the Issue
                                                   Date pursuant to this Indenture (other than
                                                   in exchange for or in replacement of
                                                   outstanding Securities). All references
                                                   herein to "Securities" shall be deemed to
                                                   include Additional Securities.
     [None]                                             "First Supplemental Indenture" means the
                                                   First Supplemental Indenture, dated as of
                                                                  , 1998, entered into by and
                                                   between the Issuer, the Company and the
                                                   Trustee.
     [None]                                             "First Supplemental Indenture Effective
                                                   Date" means the date the First Supplemental
                                                   Indenture shall have become effective in
                                                   accordance with the terms thereof.
SECTION 2.02.  Execution and Authentication        SECTION 2.02.  Execution and Authentication.
     The Trustee shall authenticate and                 The Trustee shall authenticate and
deliver Securities for original issue in the       deliver Securities for original issue in the
aggregate principal amount of not more than        aggregate principal amount of not more than
$200,000,000 pursuant to a written order of        $200,000,000 (plus the amount of Additional
the Issuer signed by an officer of the             Securities that may be issued pursuant to
Issuer. The order shall specify the amount         the terms and conditions stated in Section
of Securities to be authenticated and the          1 -- Interest of the Form of Reverse Side of
date on which the original issue of the            Note due 2007), pursuant to a written order
Securities is to be authenticated. The             of the Issuer signed by an officer of the
aggregate principal amount of Securities           Issuer. The order shall specify the amount
which may be outstanding at any time may not       of Securities to be authenticated and the
exceed $200,000,000, except as provided in         date on which the original issue of the
Section 2.07.                                      Securities is to be authenticated. The
                                                   aggregate principal amount of Securities
                                                   which may be outstanding at any time may not
                                                   exceed $200,000,000 (plus the amount of
                                                   Additional Securities that may be issued
                                                   pursuant to the terms and conditions stated
                                                   in Section 1 -- Interest of the Form of Re-
                                                   verse Side of Note due 2007), except as
                                                   provided in Section 2.07.

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
SECTION 4.04.  Limitation on Indebtedness          SECTION 4.04.  Limitation on Indebtedness
and Preferred Stock of Restricted                  and Preferred Stock of Restricted
Subsidiaries                                       Subsidiaries.
     (A) neither the Issuer nor the Company             (A) neither the Issuer nor the Company
shall permit any Restricted Subsidiary to          shall permit any Restricted Subsidiary to Incur,
Incur, directly or indirectly, any                 directly or indirectly, any Indebtedness or
Indebtedness or Preferred Stock; provided,         Preferred Stock; provided, however, that the
however, that the Issuer may Incur In-             Issuer may Incur Indebtedness pursuant to
debtedness permitted pursuant to Section           the issuance of Additional Securities and as
4.03(a) or Section 4.03(b)                         permitted pursuant to Section 4.03(a) or
                                                   Section 4.03(b).
SECTION 4.22  Use of Proceeds                      SECTION 4.22  Use of Proceeds
     The proceeds to the Issuer from the                The proceeds to the Issuer from the sale
sale of the Securities shall be loaned by          of the Securities (other than Additional
the Issuer to the Company. The Company shall       Securities) shall be loaned by the Issuer to
use such proceeds as set forth in the "Use         the Company. The Company shall use such
of Proceeds" section of the final prospectus       proceeds as set forth in the "Use of
used in connection with the offer and sale         Proceeds" section of the final prospectus
of the Securities                                  used in connection with the offer and sale
                                                   of the Securities, provided however that,
                                                   with respect to the portion of the proceeds
                                                   that constitute the Subsidiary Investment
                                                   Collateral, as of the First Supplemental
                                                   Indenture Effective Date, the Company shall
                                                   use such proceeds solely for the purposes
                                                   and in the manner set forth in Article 15.
SECTION 10.01.  Guarantee.                         SECTION 10.01.  Guarantee.
     The Company, as principal obligor and              The Company, as principal obligor and
not merely as surety, irrevocably and              not merely as surety, irrevocably and
unconditionally guarantees to each Holder of       unconditionally guarantees to each Holder of
a Security authenticated and delivered by          a Security (including each Additional
the Trustee and to the Trustee and its             Security), authenticated and delivered by
successors and assigns, that: (i) principal        the Trustee and to the Trustee and its
of, premium, if any, and interest on the           successors and assigns that: (i) principal
Notes (including and Additional Amounts            of, premium, if any, and interest on the
payable in respect thereof) will be promptly       Notes (including any Additional Amounts
paid in full when due, subject to any              payable in respect thereof) will be promptly
applicable grace period, whether on the            paid in full when due, subject to any
relevant Stated Maturity, on an interest           applicable grace period, whether on the
payment date, by acceleration, by call for         relevant Stated Maturity, on an interest
redemption or upon repurchase or purchase          payment date, by acceleration, by call for
pursuant to Article 3, Sections 4.07, 4.08         redemption or upon repurchase or purchase
or 4.10 or Article 11 or otherwise and             pursuant to Article 3, Sections 4.07, 4.08
interest on the overdue principal and              or 4.10 or Article 11 or otherwise and
premium, if any, and purchase price and            interest on the overdue principal and
interest on any interest, to the extent            premium, if any, and purchase price and
lawful (in each case including interest            interest on any interest, to the extent
accruing on or after filing of any petition        lawful (in each case including interest
in bankruptcy or reorganization relating to        accruing on or after filing of any petition
the Issuer or the Company, whether or not a        in bankruptcy or reorganization relating to
claim for post filing interest is allowed in       the Issuer or the Company, whether or not a
such proceeding), on the Notes and all other       claim for post filing interest is allowed in
amounts payable under the Notes and                such proceeding), on the Notes and all other
obligations of the Issuer to the Holders or        amounts payable under the Notes and
the Trustee hereunder or thereunder will be        obligations of the Issuer to the Holders or
promptly paid in full or performed when the        the Trustee hereunder or thereunder will be
same shall become due and payable, whether         promptly paid in full or performed when the
on the relevant maturity date, upon                same shall become due and payable, whether
acceleration, by call for redemption, upon         on the relevant maturity date, upon
repurchase or purchase pursuant to a Change        acceleration, by call for redemption, upon
of Control, any Asset Disposition or Major         repurchase or purchase pursuant to a Change
Collateral Disposition, any repurchase of          of Control, any Asset Disposition or Major
Notes pursuant to Article 11 or otherwise,         Collateral Disposition, any repurchase of
all in accordance with the terms hereof            Notes pursuant to Article 11 or otherwise,
                                                   all in

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
and thereof; and (ii) in case of any               accordance with the terms hereof and
extension of time of payment or renewal of         thereof; and (ii) in case of any extension
any Notes or of any such other obligations,        of time of payment or renewal of any Notes
that the same will be promptly paid in full        or of any such other obligations, that the
when due or performed in accordance with the       same will be promptly paid in full when due
terms of the extension or renewal, subject         or performed in accordance with the terms of
to any applicable grace period, whether at         the extension or renewal, subject to any
maturity, on an interest payment date, by          applicable grace period, whether at
acceleration, required repurchase or               maturity, on an interest payment date, by
otherwise. All payments under this Guarantee       acceleration, required repurchase or
shall be made in U.S. dollars                      otherwise. All payments under this Guarantee
                                                   shall be made in U.S. dollars.
SECTION 12.04  Disposition of Collateral           SECTION 12.04  Disposition of Collateral
Without Trustee Consent                            Without Trustee Consent
     (iv) withdraw money from the Subsidiary            (iv) withdraw money from the Subsidiary
Investment Account in the manner and to the        Investment Account pursuant to Article 15 in
extent permitted by Article 11 and Section         order to make the payments permitted
4.05(b)(v) hereof and the Collateral Agency        thereunder; and
Agreement in order to make investments in
the Use of Proceeds Transactions; and
ARTICLE 15 ADDITIONAL USE OF PROCEEDS              ARTICLE 15 ADDITIONAL USE OF PROCEEDS
SECTION 15.01  Use of Subsidiary Investment        SECTION 15.01  Use of Subsidiary Investment
Collateral                                         Collateral
     [None]                                             Notwithstanding any other provision to
                                                   the contrary in this Indenture, the Collateral
                                                   Agency Agreement or the Security Documents,
                                                   the Company hereby agrees as of the First
                                                   Supplemental Indenture Effective Date, that
                                                   the Company shall make no further
                                                   investments in Use of Proceeds Transactions
                                                   and that the Subsidiary Investment
                                                   Collateral as of the First Supplemental
                                                   Indenture Effective Date shall be applied
                                                   solely for the purposes set forth below.
                                                        (a) Promptly upon receipt by the Trustee
                                                   of notice from the Issuer or the Company in
                                                   accordance with Section 15.02(a), the
                                                   Trustee shall direct the Collateral Agent to
                                                   transfer proceeds in the Subsidiary
                                                   Investment Account to be released and used
                                                   as follows:
                                                        (i) to pay in full to all Holders the
                                                   interest on the Securities due and payable
                                                   on June 15, 1998, but without any additional
                                                   interest as interest on overdue installments
                                                   of interest pursuant to Section 4.01 of this
                                                   Indenture, payment of which is waived;
                                                        (ii) to pay in full pursuant to Section
                                                   4.01(b) of this Indenture any Withholding
                                                   Taxes and Additional Amounts that are due
                                                   and payable in relation to the payment of
                                                   interest on the Securities due and payable
                                                   on June 15, 1998; and
                                                        (iii) to pay the fees and expenses of
                                                   professional advisors and fees and expenses
                                                   (including the fees and expenses of counsel)
                                                   of the Trustee in-

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
                                                   curred in connection with the preparation of
                                                   the First Supplemental Indenture among the
                                                   Company, the Issuer and the Trustee, the
                                                   solicitation of consents in connection
                                                   therewith and the preparation of the
                                                   Company's annual report filed with the SEC
                                                   on Form 20-F for the year ended December 31,
                                                   1997, not to exceed the aggregate amount of
                                                   US$500,000.
                                                        (b) The balance of the proceeds in the
                                                   Subsidiary Investment Account that have not
                                                   been used pursuant to (a) above shall be
                                                   released and used to redeem in part the
                                                   outstanding principal amount of the
                                                   Securities at a price equal to 100% of the
                                                   principal amount thereof plus accrued and
                                                   unpaid interest to the date of such
                                                   redemption in accordance with the following:
                                                        (i) Promptly upon receipt by the Trustee
                                                   of notice from the Issuer or the Company in
                                                   accordance with Section 15.02(b), the
                                                   Trustee shall direct the Collateral Agent to
                                                   transfer the balance of the proceeds in the
                                                   Subsidiary Investment Account that have not
                                                   been used pursuant to (a) above to the
                                                   Trustee for retention in a segregated
                                                   account, which account the Trustee shall
                                                   establish and maintain at its principal
                                                   corporate trust office in New York, NY
                                                   United States of America, in the name of the
                                                   Trustee on behalf of the Holders, which
                                                   shall be kept separate from all other
                                                   accounts and assets of the Issuer and over
                                                   which the Trustee shall have sole dominion
                                                   and control, including the sole right of
                                                   withdrawal.
                                                        (ii) As promptly as possible thereafter,
                                                   the Trustee shall use the funds in the
                                                   segregated account to redeem Securities in
                                                   an amount equal to the amount in such
                                                   segregated account, less the accrued
                                                   interest owing to the redemption date and
                                                   any Withholding Taxes that are payable in
                                                   relation to such accrued interest.
                                                        (iii) Together with such redemption of
                                                   Securities, the Trustee shall use the funds
                                                   remaining in the segregated account for
                                                   payment of the accrued interest owing to the
                                                   redemption date and concurrently with such
                                                   redemption shall pay to the Issuer the
                                                   amount of such Withholding Taxes.
                                                        (iv) Securities shall be redeemed on a
                                                   pro rata basis and the Trustee shall notify in
                                                   writing the Company and the Issuer of the
                                                   Securities or portions thereof to be
                                                   redeemed, provided that, the Securities and
                                                   any portions thereof redeemed shall be in
                                                   denominations of US$1000 or whole multiples
                                                   thereof.

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
SECTION 15.02 Release of Funds from                SECTION 15.02 Release of Funds from
Subsidiary Investment Account                      Subsidiary Investment Account
     [None]                                             (a) Upon the delivery by the Issuer or
                                                   the Company to the Trustee of a written notice
                                                   requesting the release of proceeds from the
                                                   Subsidiary Investment Account for use for
                                                   any of the purposes set forth in Section
                                                   15.01(a), such notice to be accompanied by
                                                   an Officer's Certificate that (i) specifies
                                                   the amount of funds required and the
                                                   specific payments towards which the funds
                                                   shall be applied, and (ii) certifies that
                                                   such funds shall be used solely for the
                                                   purposes permitted under Section 15.01(a),
                                                   the Trustee shall be required to direct the
                                                   Collateral Agent, and to provide any
                                                   instructions or authorizations required by
                                                   the Collateral Agent pursuant to the terms
                                                   of the Collateral Agency Agreement, to
                                                   release, in the case of Section 15.01(a)(i),
                                                   to the Trustee the funds from the Subsidiary
                                                   Investment Account requested pursuant to
                                                   such written notice for application by the
                                                   Trustee to the specific payments specified
                                                   in such written notice and, in the case of
                                                   Section 15.01(a)(ii) or 15.01(a)(iii), to
                                                   the Issuer the funds from the Subsidiary
                                                   Investment Account requested pursuant to
                                                   such written notice for application by the
                                                   Issuer to the specific payments specified in
                                                   such written notice.
                                                        (b) Upon the delivery by the Issuer or
                                                   the Company to the Trustee of a written notice
                                                   requesting the release of proceeds from the
                                                   Subsidiary Investment Account for use of the
                                                   purposes set forth in Section 15.01(b), such
                                                   notice to be accompanied by an Officer's
                                                   Certificate that certifies that funds paid
                                                   to the Issuer for the Withholding Taxes
                                                   shall be used solely for such purpose, the
                                                   Trustee shall be required to direct the
                                                   Collateral Agent, and to provide any
                                                   instructions or authorizations required by
                                                   the Collateral Agent pursuant to the terms
                                                   of the Collateral Agency Agreement, to re-
                                                   lease, in the case of Section 15.01(b)(i),
                                                   to the Trustee the funds from the Subsidiary
                                                   Investment Account requested pursuant to
                                                   such written notice for application by the
                                                   Trustee as specifically provided in Section
                                                   15.01(b).
SECTION 15.03 Waiver of Overdue Interest           SECTION 15.03 Waiver of Overdue Interest.
     [None]                                             Each Holder hereby waives its right (if
                                                   any) to overdue interest or interest on interest
                                                   (if any) with respect to the June 15, 1998
                                                   interest payment.
SECTION 15.04 Notation on Securities               SECTION 15.04 Notation on Securities.
     [None]                                             Upon the First Supplemental Indenture Ef-
                                                   fective Date and subsequent release and use of
                                                   proceeds in the Subsidiary Investment
                                                   Account in accordance with the terms and
                                                   conditions stated in

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
                                                   Section 15.01(b) and 15.02 herein (including
                                                   redemption of Securities), the Trustee,
                                                   pursuant to Section 9.05, shall request the
                                                   holder of the Global Security to deliver it
                                                   to the Trustee, who shall place an
                                                   appropriate notation on the Security
                                                   regarding the changed terms and return it to
                                                   the Holders.
ARTICLE 16 ISSUANCE OF ADDITIONAL SECURITIES       ARTICLE 16 ISSUANCE OF ADDITIONAL SECURITIES
SECTION 16.01  Procedures for Issuance of          SECTION 16.01  Procedures for Issuance of
Additional Securities                              Additional Securities.
     [None]                                             The Issuer shall deliver written irrevo-
                                                   cable notice to the Trustee at least ten (10) and
                                                   not more than (30) Business Days prior to
                                                   the date of issuance of Additional
                                                   Securities. Such notice shall be accompanied
                                                   by a written order of the Issuer, signed by
                                                   an Officer of the Issuer, to the Trustee to
                                                   authenticate and deliver the Additional
                                                   Securities in the amount and on the date
                                                   specified in such order and otherwise in
                                                   accordance with the applicable provisions of
                                                   Article 2.
SECTION 16.02  Conditions Precedent to             SECTION 16.02  Conditions Precedent to
Issuance of Additional Securities                  Issuance of Additional Securities.
     [None]                                             The option of the Issuer to issue Addi-
                                                   tional Securities for interest payments due on
                                                   December 15, 1998, June 15, 1999 and
                                                   December 15, 1999 may be exercised only if
                                                   prior to December 1, 1998 the Trustee has
                                                   received an Opinion of Counsel from counsel
                                                   to the Company substantially to the effect
                                                   that (i) the Additional Securities to be
                                                   issued and each of the Security Documents
                                                   (and any amendments thereto) have been duly
                                                   authorized, executed and delivered by the
                                                   Company and constitute valid and legally
                                                   binding obligations against the Issuer and
                                                   the Company in accordance with their terms;
                                                   (ii) each of the Security Documents
                                                   constitutes a valid and perfected (meaning
                                                   enforceable against third parties) security
                                                   interest in the secured property to which it
                                                   is expressed to relate; (iii) the Additional
                                                   Securities are entitled to the benefit of
                                                   the security interest created by the
                                                   Security Documents; (iv) no additional
                                                   consents or approvals are necessary nor is
                                                   the issuance of the Additional Securities in
                                                   contravention of any law, decree or
                                                   governmental order; and (v) the Additional
                                                   Securities are entitled to the benefit of
                                                   the Indenture.
SECTION 16.03  Authorization                       SECTION 16.03  Authorization.
     [None]                                             The Trustee is authorized (i) to enter
                                                   into any amendments, modifications or changes
                                                   to the Collateral Agency Agreement that may be
                                                   necessary to give effect to the provisions
                                                   of the First Supplemental Indenture; and
                                                   (ii) to instruct the Collateral Agent to
                                                   enter into any amendments, modifications or
                                                   changes necessary to give effect to the
                                                   provisions of the First Supplemental
                                                   Indenture.

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
Section 1 of Exhibit A to the                      Section 1 of Exhibit A to the
Indenture -- Form of Reverse Side of Note          Indenture -- Form of Reverse Side of Note
due 2007, Interest                                 due 2007, Interest
     POLYTAMA INTERNATIONAL FINANCE B.V., a             POLYTAMA INTERNATIONAL FINANCE B.V., a
closed company with limited liability duly         closed company with limited liability duly
organized and existing under the laws of The       organized and existing under the laws of The
Netherlands, with its statutory seat in            Netherlands, with its statutory seat in
Rotterdam, The Netherlands (herein referred        Rotterdam, The Netherlands (herein referred
to as the "Issuer," which term includes its        to as the "Issuer," which term includes its
successors and assigns under the Indenture         successors and assigns under the Indenture
hereinafter referred to), for value                hereinafter referred to), for value
received, hereby promises to pay interest          received, hereby promises to pay interest
(as set forth in the Indenture, such terms         (as set forth in the Indenture, such terms
include Additional Amounts) on the principal       include Additional Amounts) on the principal
amount of this Security at the rate per            amount of this Security at the rate per
annum shown above. The Issuer will pay             annum shown above. The Issuer will pay
interest semiannually on June 15 and               interest semiannually on June 15 and
December 15 of each year. Interest on the          December 15 of each year. For interest
Securities will accrue from the most recent        payments due on December 15, 1998 and June
date to which interest has been paid or duly       15, 1999, the Issuer may, at its option and
provided for or, if no interest has been           subject to Section 16 of the Indenture, make
paid or duly provided for, from June 13,           interest payments through the issuance of
1997. Interest will be computed on the basis       Additional Securities for the pro rata
of a 360-day year of twelve 30-day months.         benefit of the registered Holders of the
The Issuer shall pay interest on overdue           Securities at the close of business on June
principal at the rate borne by this Security       1 or December 1 next preceding interest
plus 1% per annum, and it shall pay interest       payment date, in an aggregate principal
on overdue installments of interest at the         amount equal to the amount of the interest
same rate to the extent lawful.                    that would be payable on such interest
                                                   payment dates at the rate per annum shown
                                                   above. For the interest payment due on
                                                   December 15, 1999, the Issuer may, at its
                                                   option, make this interest payment through
                                                   the issuance of Additional Securities in an
                                                   aggregate principal amount equal to the
                                                   amount of the interest that would be payable
                                                   on such interest payment date, provided that
                                                   if the Issuer elects this option interest
                                                   payable on such interest payment date shall
                                                   be calculated at a rate per annum of 13% for
                                                   the period commencing on June 15, 1999 and
                                                   ending on December 15, 1999. Interest on the
                                                   Securities will accrue from the most recent
                                                   date to which interest has been paid or duly
                                                   provided for or, if no interest has been
                                                   paid or duly provided for, from June 13,
                                                   1997 (or the date of issue in the case of
                                                   Additional Securities). Interest will be
                                                   computed on the basis of a 360-day year of
                                                   twelve 30-day months. The Issuer shall pay
                                                   interest on overdue principal at the rate
                                                   borne by this Security plus 1% per annum,
                                                   and it shall pay interest on overdue
                                                   installments of interest at the same rate to
                                                   the extent lawful. If the Issuer elects to
                                                   make an interest payment through the
                                                   issuance of Additional Securities as
                                                   provided above, it must provide the Trustee
                                                   and the Holders with irrevocable notice of
                                                   such election at least ten (10) and not more
                                                   than (30) Business Days prior to the date
                                                   for such interest payment.
Section 2 of Exhibit A to the                      Section 2 of Exhibit A to the
Indenture -- Form of Reverse Side of Note          Indenture -- Form of Reverse Side of Note
due 2007, Method of Payment                        due 2007, Method of Payment

INDENTURE PROVISIONS                               INDENTURE PROVISIONS
AS CURRENTLY IN EFFECT                             AS PROPOSED TO BE AMENDED
     The Issuer will pay interest on the                The Issuer will pay interest on the
Securities (except defaulted interest) to          Securities (except defaulted interest) to
the Persons who are registered holders of          the Persons who are registered holders of
the Securities at the close of business on         the Securities at the close of business on
the June 1 or December 1 next preceding the        the June 1 or December 1 next preceding the
interest payment date even if the Securities       interest payment date even if the Securities
are canceled after the record date and on or       are canceled after the record date and on or
before the Interest Payment Date. The Issuer       before the Interest Payment Date. The Issuer
will pay principal and, interest in money of       will pay principal and, except as provided
the United States of America that, at the          in Section 1, interest in money of the
time of payment, is legal tender for payment       United States of America that, at the time
of public and private debts. However, the          of payment, is legal tender for payment of
Issuer may pay principal and, and interest         public and private debts. However, the
by check payable in such money. Payment of         Issuer may pay principal and, except as
this Security will be made upon surrender or       provided in Section 1, interest by check
presentation of this Security to a Paying          payable in such money. Payment of this
Agent. However, at the option of the Issuer,       Security will be made upon surrender or
it may mail an interest check to a Holder's        presentation of this Security to a Paying
registered address.                                Agent. However, at the option of the Issuer,
                                                   it may mail an interest check to a Holder's
                                                   registered address.